Exhibit 10.47

Grove at Waterford Crossing

ASSIGNMENT OF COLLATERAL AGREEMENTS
AND OTHER LOAN DOCUMENTS

Pursuant to that certain Multifamily Loan and Security Agreement dated as of the date hereof, executed by and between BELL BR WATERFORD CROSSING JV, LLC, a Delaware limited liability company ("Borrower") and CWCAPITAL LLC, a Massachusetts limited liability company ("Lender") (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement"), Lender has agreed to make a loan to Borrower in the original principal amount of Twenty Million One Hundred Thousand and 00/l 00 Dollars ($20, 100,000.00) (the "Mortgage Loan"), as evidenced by that certain Multifamily Note dated as of the date hereof, executed by Borrower and made payable to Lender in the amount of the Mortgage Loan.

Lender hereby assigns to Fannie Mae, a corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. Section 1716 et seq. and duly organized and existing under the laws of the United States ("Fannie Mae") all right, title and interest of Lender in the Loan Documents, including but not limited to the Loan Documents listed on Exhibit A hereto, executed in connection with the Mortgage Loan.

This Assignment is given in connection with, and in consideration of, Fannie Mae's purchase of the Mortgage Loan made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged.

Capitalized terms used and not specifically defined herein shall have the meanings given to such terms in the Loan Agreement.

IN WITNESS WHEREOF, Lender has signed and delivered this Assignment under seal (where applicable) or bas caused this Assignment to be signed and delivered under seal (where applicable) by its duly authorized representative as of April 4, 2012. Where applicable law so provides, Lender intends that this Assignment shall be deemed to be signed and delivered as a sealed instrument.

[Remainder of Page Intentionally Blank]

Assignment of Collateral Agreements and
Other Loan Documents	Form 6402	Page 1
Fannie Mae	01-11	© 2011 Fannie Mae

LENDER:

CWCAPITAL LLC, a Massachusetts limited
liability company

By:	/s/ Paul A. Sherrington
Paul A. Sherrington
Managing Director

Assignment of Collateral Agreements and
Other Loan Documents	Form 6402	Page 2
Fannie Mae	01-11	© 2011 Fannie Mae

EXHIBIT A

TO

ASSIGNMENT OF COLLATERAL AGREEMENTS
AND OTHER LOAN DOCUMENTS

1.	Multifamily Loan and Security Agreement dated as of April 4, 2012, by and between Borrower and Lender.

2.	Assignment of Management Agreement dated as of April 4, 2012, by and among Borrower, Lender and Bell Partners Inc.

3.	Subordination, Non-Disturbance and Attornment Agreement dated as of April 4, 2012, by and among Lender, Borrower and Mac-Gray Services, Inc.

4.	Environmental Indemnity Agreement dated as of April 4, 2012, from Borrower to Lender.

5.	Guaranty of Non-Recourse Obligations dated as of April 4, 2012, from Bell Partners Inc.; Bell HNW Nashville Portfolio, LLC; Bluerock Special Opportunity + Income Fund, LLC; and Bluerock Special Opportunity + Income Fund II, LLC.

6.	Any other documents executed in connection with the Mortgage Loan.

Assignment of Collateral Agreements and
Other Loan Documents	Form 6402	Page A-1
Fannie Mae	01-11	© 2011 Fannie Mae